Exhibit 10.38

WILLIAMS SCOTSMAN, INC.
$80,000,000
8 1/2% Senior Notes Due 2015

PURCHASE AGREEMENT

April 12, 2006

Deutsche Bank Securities Inc.
Banc of America Securities LLC

Lehman Brothers Inc.

c/o                   Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

Ladies and Gentlemen:

Williams Scotsman, Inc., a Maryland corporation (the “Issuer”), hereby confirms its agreement with you (the “Initial Purchasers”) as set forth below.

1.             The Securities. Subject to the terms and conditions herein contained, the Issuer proposes to issue and sell to the Initial Purchasers $80,000,000 aggregate principal amount of its 8 1/2% Senior Notes due 2015 (the “Notes”). The Notes will be guaranteed (the “Guarantees”) on a senior basis by Williams Scotsman International, Inc., a Delaware corporation and the owner of all of the outstanding capital stock of the Issuer (“Williams Scotsman International”), Evergreen Mobile Company, a Washington corporation and a wholly-owned subsidiary of the Issuer, Space Master International, Inc., a Georgia corporation and a wholly-owned subsidiary of the Issuer, Truck & Trailer Sales, Inc., a Missouri corporation and a wholly-owned subsidiary of the Issuer and Williams Scotsman of Canada, Inc., a Canadian corporation and a wholly-owned subsidiary of the Issuer (each a “Guarantor” and collectively, the “Guarantors”), and will be guaranteed (the “Subordinated Guarantee”) on a subordinated basis by Willscot Equipment, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Issuer (the “Subordinated Guarantor”). The Notes, the Guarantees and the Subordinated Guarantee are collectively referred to herein as the “Securities”. The Securities are to be issued under an indenture (as supplemented from time to time, the “Indenture”) dated as of September 29, 2005 by and among the Issuer, the Guarantors, the Subordinated

Guarantor and The Bank of New York, as Trustee (the “Trustee”) pursuant to which $350,000,000 of notes of the same series were previously issued.

The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions therefrom.

In connection with the sale of the Securities, the Issuer has prepared a preliminary offering memorandum dated April 12, 2006, including information incorporated therein by reference (the “Preliminary Memorandum”) and has prepared a Pricing Supplement (the “Pricing Supplement”) dated April 12, 2006, which is attached hereto as Annex I. The Issuer will also prepare a final offering memorandum dated April 12, 2006, including information incorporated therein by reference (the “Final Memorandum”) setting forth or including a description of the terms of the Securities, the terms of the offering of the Securities, a description of the Issuer and any material developments relating to the Issuer occurring after the date of the most recent historical financial statements included therein. As used herein, “Offering Memorandum” shall mean, with respect to any date or time referred to in this Agreement, the Preliminary Memorandum, as supplemented by the Pricing Supplement, in the most recent form that has been prepared and delivered by the Issuer to the Initial Purchasers in connection with their solicitation of offers to purchase Securities prior to the time this Agreement is executed by the parties hereto (the “Time of Execution”).

The Initial Purchasers and their direct and indirect transferees of the Securities will be entitled to the benefits of the Registration Rights Agreement to be dated as of the Closing Date (as defined) (the “Registration Rights Agreement”), pursuant to which the Issuer, the Guarantors and the Subordinated Guarantor will agree, among other things, to file with the Securities and Exchange Commission (the “Commission”), under the circumstances set forth therein, (i) a registration statement under the Act (the “Exchange Offer Registration Statement”), relating to the 8 1/2% Senior Notes due 2015 of the Issuer (the “Exchange Notes”) to be offered in exchange (the “Exchange Offer”) for the Notes, and (ii) as and to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Act (the “Shelf Registration Statement” and, together with the Exchange Offer Registration Statement, the “Registration Statements”), relating to the resale by certain holders of the Notes, and to cause such Registration Statements to be declared effective in accordance with the Registration Rights Agreement. Concurrently with the execution of this Agreement, the parties hereto will enter into a purchase agreement with respect to $20,000,000 aggregate principal amount of Notes to be issued under the Indenture (the “Second Purchase Agreement” and collectively, with the Purchase Agreement, the “Purchase Agreements”). This Purchase Agreement (this “Agreement”), the Second Purchase Agreement, the Notes, the Guarantees, the Subordinated Guarantee, the Exchange Notes, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the “Operative Documents.”

2.             Representations and Warranties. The Issuer, the Guarantors and the Subordinated Guarantor, jointly and severally, represent and warrant to and agree with each of the Initial Purchasers that:

(a)           As of the Time of Execution, the Offering Memorandum does not, and at all times subsequent thereto up to the Closing Date (as defined in Section 3 below) will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to any of the Initial Purchasers furnished to the Issuer in writing by the Initial Purchasers expressly for use in the Offering Memorandum.

(b)           As of the Closing Date, Williams Scotsman International will have the issued and outstanding capitalization set forth in the Offering Memorandum; all of the outstanding capital stock or membership interests of the Issuer and each of the subsidiaries of the Issuer (each, a “Subsidiary” and, collectively, the “Subsidiaries”), other than Williams Scotsman Mexico S. de R.L. de C.V. (“Williams Scotsman Mexico I”), WS Servicios de Mexico, S. de R.L. de C.V. (“Williams Scotsman Mexico II”), American Homes International, S.A. de C.V. (“American Homes”) and Williams Scotsman Europe, S.L. (“Williams Scotsman Europe”), have been, and as of the Closing Date will be, duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; and except as set forth in the Offering Memorandum, all of the outstanding shares of capital stock of or membership interests in the Issuer and the Subsidiaries (other than Williams Scotsman Mexico I, Williams Scotsman Mexico II, American Homes and Williams Scotsman Europe) will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or “Blue Sky” laws of certain jurisdictions and other than those created under the Credit Agreement and the Existing Notes and related security agreements) or voting; except as disclosed in the Offering Memorandum, there are no (i) options, warrants or other rights to purchase, (ii) agreements or other obligations of the Issuer or the Subsidiaries to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or membership interests in the Issuer or any of the Subsidiaries outstanding. Except as disclosed in the Offering Memorandum, none of the Issuer or the Subsidiaries owns, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity.

(c)           Each of the Issuer and the Subsidiaries (other than Williams Scotsman Mexico I, Williams Scotsman Mexico II, American Homes and Williams Scotsman

Europe) is duly incorporated (or in the case of the Subordinated Guarantor, organized), validly existing and in good standing as a corporation or limited liability company under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and conduct its business as now conducted and as described in the Offering Memorandum; each of the Issuer, and the Subsidiaries (other than Williams Scotsman Mexico I, Williams Scotsman Mexico II, American Homes and Williams Scotsman Europe) is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the general affairs, business, condition (financial or otherwise) or results of operations of the Issuer and the Subsidiaries taken as a whole (any such event, a “Material Adverse Effect”).

(d)           Each of the Issuer, the Guarantors and the Subordinated Guarantor has all requisite corporate or similar power and authority to execute, deliver and perform its respective obligations under this Agreement and the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the power and authority to issue, sell and deliver the Securities and the Exchange Notes (as defined in the Registration Rights Agreement) as contemplated by this Agreement.

(e)           This Agreement has been duly and validly authorized, executed and delivered by the Issuer, each of the Guarantors and the Subordinated Guarantor.

(f)            Each of the Issuer, the Guarantors and the Subordinated Guarantor has all requisite corporate or similar power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly and validly authorized by the Issuer, the Guarantors and the Subordinated Guarantor and constitutes the legally valid and binding agreement of each of the Issuer, the Guarantors and the Subordinated Guarantor, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(g)           The Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Issuer pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, the Notes will be the legally valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(h)           The Exchange Notes have been duly and validly authorized for issuance by the Issuer and, when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will be the legally valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(i)            The Guarantees and the Subordinated Guarantee have each been duly and validly authorized for issuance and sale to the Initial Purchasers by the Guarantors and the Subordinated Guarantor, as the case may be. The guarantees of the Guarantors and the subordinated guarantee of the Subordinated Guarantor each to be endorsed on the Exchange Notes (the “Exchange Guarantees”) have been duly and validly authorized by the Guarantors and the Subordinated Guarantor, as the case may be. When the Notes are duly and validly authorized, executed, issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, the Guarantees and the Subordinated Guarantee will be the legally valid and binding obligations of the Guarantors and the Subordinated Guarantor, as the case may be, enforceable against the Guarantors and the Subordinated Guarantor, as the case may be, in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought. When the Exchange Notes are duly executed, issued, authenticated and delivered in accordance with the terms of the Indenture, the Exchange Guarantees will be the legal, valid and binding obligations of the Guarantors and the Subordinated Guarantor, as the case may be, enforceable against the Guarantors and the Subordinated Guarantor, as the case may be, in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(j)            Each of the Issuer, the Guarantors and the Subordinated Guarantor has all requisite corporate or similar power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by the Issuer, the Guarantors and the Subordinated Guarantor and, when duly executed and delivered by each of the Issuer, the Guarantors and the Subordinated Guarantor, will be the legally valid and binding obligation of the Issuer, the Guarantors and the Subordinated Guarantor, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors’ rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (iii) as to rights of indemnification and contribution, by principles of public policy or federal and state securities laws relating thereto.

(k)           Except as otherwise described in the Offering Memorandum, assuming the representations and warranties of the Initial Purchasers contained in Section 8 hereof are true and correct and that the representations and warranties of the initial purchaser contained in Section 8 of the Second Purchase Agreement are true and correct, no consent, waiver, approval, authorization or order of or filing, registration, qualification, license or permit of or with any court or governmental agency or body, or third party is required by the Issuer or any of the Subsidiaries for (i) the issuance and sale by the Issuer of the Notes to the Initial Purchasers, (ii) the issuance by the Guarantors of the Guarantees, (iii) the issuance by the Subordinated Guarantor of the Subordinated Guarantee and (iv) the execution by the Issuer of the Operative Documents and the consummation by the Issuer, the Guarantors and the Subordinated Guarantor of each of the transactions contemplated hereby and by the Operative Documents, except, for the registration of the Securities, the Exchange Notes and Exchange Guarantees under the Registration Statements and the filing of any Current Reports on Form 8-K with the Commission disclosing any aspect of the Operative Documents and the transactions contemplated thereby, and, in each case, such as have been or, prior to the Closing Date, will be obtained and such as may be required under applicable state securities or “Blue Sky” laws in connection with the purchase and resale of the Securities by the Initial Purchasers. None of the Issuer nor any of the Subsidiaries is (A) in violation of its charter or bylaws (or similar organizational document), (B) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect, or (C) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, “Contracts”), except for any such breach, default, violation or event which would not, individually or in the aggregate, have a Material Adverse Effect.

(l)            Except as otherwise described in the Offering Memorandum, the execution, delivery and performance by the Issuer, the Guarantors and the Subordinated Guarantor of this Agreement and each of the other Operative Documents (to the extent a party thereto) and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchasers and the issuance of the Exchange Notes in the Exchange Offer) will not violate, conflict with or constitute or result in a breach of or a default under (or constitute an event which with notice or passage of time or both would constitute a default under) or cause an acceleration of any obligation under, or result in the imposition or creation of any lien or encumbrance (a “Lien”) on any properties or assets of the Issuer or any Subsidiary with respect to (A) the terms or provisions of any Contract, except for any conflict, breach, violation, default or event which would not, individually or in the aggregate, have a Material Adverse Effect, (B) the charter or bylaws (or similar organizational document) of the Issuer or any of the Subsidiaries, or (C) (assuming compliance with all applicable state securities or “Blue Sky” laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof are true and correct and that the representations and warranties of the initial purchaser contained in the Second Purchase Agreement are true and correct) any statute, judgment, decree, order, rule or regulation applicable to the Issuer or any of the Subsidiaries or any of their respective properties or assets, except for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

(m)          Ernst & Young LLP (the “Independent Accountants”), who is reporting on the audited consolidated financial statements of Williams Scotsman International in the Offering Memorandum, is an independent registered public accounting firm within the meaning of the Act and the rules and regulations promulgated thereunder. The audited consolidated financial statements of Williams Scotsman International and related notes thereto incorporated in the Offering Memorandum present fairly in all material respects the financial position of Williams Scotsman International as of the dates indicated and the results of its respective operations and the changes in the financial position for the periods specified, in accordance with generally accepted accounting principles (“GAAP”) consistently applied throughout such periods, except as otherwise stated therein. The summary and selected financial and statistical data included in the Offering Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as stated therein.

(n)           There is not pending or, to the knowledge of the Issuer, the Guarantors or the Subordinated Guarantor, threatened any action, suit, proceeding, inquiry or investigation to which the Issuer or any of the Subsidiaries is a party, or to which the property or assets of the Issuer or any of the Subsidiaries is subject, before or brought by any court, arbitrator or governmental agency or body which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions contemplated in the Operative Documents.

(o)           Each of the Issuer and the Subsidiaries possesses all material licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, provincial, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Offering Memorandum (“Permits”), except where the failure to obtain such Permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Issuer and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, except where the failure to perform such obligations or the occurrence of such event would not have a Material Adverse Effect; and none of the Issuer or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit.

(p)           Except as otherwise described in the Offering Memorandum, since the date of the most recent financial statements appearing in the Offering Memorandum, except as described in the Offering Memorandum or as provided in or contemplated by the Operative Documents, (i) none of the Issuer or any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business, or which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the business, condition (financial or otherwise) or results of operations of the Issuer and the Subsidiaries, taken as a whole, (ii) none of the Issuer or any of the Subsidiaries has purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock and (iii) there shall not have been any change in the capital stock or long-term indebtedness (excluding up to $2,500,000 of additional capital leases) of the Issuer or Subsidiaries except, in each case, repayments or additional borrowings under the revolving portion of the Issuer’s existing credit facility.

(q)           Each of the Issuer and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon except as to taxes being contested in good faith, or where the failure to pay any such taxes would not, individually or in the aggregate, have a Material Adverse Effect; and other than tax deficiencies which the Issuer or any of the Subsidiaries is contesting in good faith and for which the Issuer or such Subsidiary has provided adequate reserves in accordance with GAAP, there is no tax deficiency that has been asserted against the Issuer or any Subsidiary that would have, individually or in the aggregate, a Material Adverse Effect.

(r)            The statistical and market-related data included in the Offering Memorandum are based on or derived from sources which the Issuer, the Guarantors and the Subordinated Guarantor believe to be reliable and accurate in all material respects.

(s)           None of the Issuer, the Guarantors or the Subordinated Guarantor or any agent acting on its behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

(t)            Each of the Issuer and the Subsidiaries has good and marketable title to all real property and good title to all personal property described in the Offering Memorandum as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Offering Memorandum as being leased by it free and clear of all Liens, except as described in the Offering Memorandum or to the extent the failure to have such title or the existence of such Liens would not, individually or in the aggregate, have a Material Adverse Effect or except such Liens, created pursuant to the Issuer’s existing credit facility or its outstanding 10% Senior Secured Notes due 2008. All leases, contracts and agreements to which any of the Issuer or the Subsidiaries is a party or by which any of them is bound are valid and enforceable against each of the Issuer, or such Subsidiary, as the case may be, and to the knowledge of each of the Issuer, the Guarantors and the Subordinated Guarantor, as the case may be, are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect, except, in each case, as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought. The Issuer and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by them as described in the Offering Memorandum, except where the failure to own, possess or have the right to use would not have a Material Adverse Effect, and none of the Issuer or any of the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect.

(u)           There are no legal or governmental proceedings involving or affecting any of the Issuer or any Subsidiary or any of their respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not so described in the Offering Memorandum.

(v)           Except as described in the Offering Memorandum or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) each of the Issuer and the Subsidiaries is in compliance with and not subject to any known liability under applicable Environmental Laws (as defined below), (B) each of the Issuer and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has, and is in compliance with, all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation or, to the knowledge of the Issuer, the Guarantors and the Subordinated Guarantor, investigation, proceeding, notice or demand letter or request for information pending or threatened against any of the Issuer or any of the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by any of the Issuer or any Subsidiary, (E) none of the Issuer or any Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any comparable state law and (F) no property or facility of any of the Issuer or any Subsidiary is (i) listed or, to the knowledge of the Issuer, the Guarantors or the Subordinated Guarantor proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

For purposes of this Agreement, “Environmental Laws” means the common law and all applicable federal, provincial, state and local laws or regulations, codes,

orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

(w)          There is no strike, labor dispute, slowdown or work stoppage with the employees of any of the Issuer or the Subsidiaries which is pending or, to the knowledge of the Issuer, the Guarantors and the Subordinated Guarantor, as the case may be, threatened which, in either case, could reasonably be expected to have a Material Adverse Effect.

(x)            None of the Issuer or any of the Subsidiaries has incurred any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), to which any of the Issuer or the Subsidiaries makes or ever has made a contribution and in which any employee of any of the Issuer or any such Subsidiary is or has ever been a participant, which in the aggregate could have a Material Adverse Effect. With respect to such plans, each of the Issuer and the Subsidiaries is in compliance in all respects with all applicable provisions of ERISA, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect.

(y)           Each of the Issuer and the Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s general or specific authorizations and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(z)            None of the Issuer, the Guarantors or the Subordinated Guarantor is, or immediately after the sale of the Notes to be sold hereunder and the application of the proceeds from such sale (as described in the Offering Memorandum under the caption “Use of Proceeds”), will be required to be, registered as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

(aa)         The Notes, the Guarantees, the Subordinated Guarantee, the Exchange Notes, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

(bb)         No holder of securities of the Issuer, the Guarantors or the Subordinated Guarantor will be entitled to have such securities registered under the registration statements required to be filed by the Issuer, the Guarantors and the Subordinated Guarantor pursuant to the Registration Rights Agreement, other than as expressly permitted thereby.

(cc)         None of the Issuer or the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Act) which is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

(dd)         When the Securities are delivered pursuant to this Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Issuer, the Guarantors or the Subordinated Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

(ee)         None of the Issuer, the Subsidiaries, any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) or any person acting on any of their behalf (other than the Initial Purchasers) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act (“Regulation S”)) with respect to the Securities; the Issuer and its Affiliates and any person acting on any of its behalf (other than the Initial Purchasers) have complied with the offering restrictions requirement of Regulation S.

(ff)           Assuming that the representations and warranties of the Initial Purchasers contained in Section 8 hereof are true and correct and that the representations and warranties of the initial purchaser contained in Section 8 of the Second Purchase Agreement are true and correct, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers or the reoffer and resale by the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Act.

Any certificate signed by any officer of the Issuer, the Guarantors or the Subordinated Guarantor and delivered to any Initial Purchaser or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Issuer, the Guarantors and the Subordinated Guarantor, as the case may be, to each Initial Purchaser as to the matters covered thereby.

3.             Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Issuer, the Guarantors and the Subordinated Guarantor agree to issue and sell to the Initial Purchasers, and the Initial Purchasers, acting severally and not jointly, agree to purchase the Notes (including the related Guarantees and Subordinated Guarantee) in the respective amounts set forth opposite their respective names on Schedule I attached hereto at 99.75% of their principal amount plus accrued interest from April 1, 2006. One or more certificates in definitive form for the Notes that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Issuer at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Issuer to the Initial Purchasers, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer (same day funds) to such account or accounts as the Issuer shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Securities shall be made at the offices of Paul, Weiss, Rifkind, Wharton, & Garrison LLP, 1285 Avenue of the Americas, New York, New York at 10:00 A.M., New York time, on April 18, 2006, or at such other place, time or date as the Initial Purchasers, on the one hand, and the Issuer, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.”  The Issuer will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchasers at the offices of Deutsche Bank Securities Inc. in New York, New York, or at such other place as Deutsche Bank Securities Inc. may designate, at least 24 hours prior to the Closing Date.

4.             Offering by the Initial Purchasers. The Initial Purchasers propose to make an offering of the Securities at the price and upon the terms set forth in the Offering Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.

5.             Covenants of the Issuer, the Guarantors and the Subordinated Guarantor. The Issuer, the Guarantors and the Subordinated Guarantor covenant and agree with each of the Initial Purchasers that:

(a)           Until the later of (i) the completion of distribution of the Securities by the Initial Purchasers and (ii) the Closing Date, the Issuer, the Guarantors or the Subordinated Guarantor will not amend or supplement the Offering Memorandum unless the Initial Purchasers shall previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall have given their consent, which consent shall not unreasonably be withheld or delayed. The Issuer, the Guarantors and the Subordinated Guarantor will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Offering Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchasers.

(b)           The Issuer, the Guarantors and the Subordinated Guarantor will cooperate with the Initial Purchasers in arranging for the qualification of the Securities for offering and sale under the securities or “Blue Sky” laws of such jurisdictions as the Initial Purchasers may reasonably designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Securities; provided, however, that in connection therewith, the Issuer, the Guarantors and the Subordinated Guarantor shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in any such jurisdiction where it is not then so subject.

(c)           If, at any time prior to the completion of the distribution by the Initial Purchasers of the Securities or the Exchange Notes, any event occurs or information becomes known as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Offering Memorandum to comply with applicable law, the Issuer will promptly notify the Initial Purchasers thereof and will prepare, at the expense of the Issuer, an amendment or supplement to the Offering Memorandum that corrects such statement or omission or effects such compliance.

(d)           The Issuer will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Offering Memorandum, Final Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

(e)           The Issuer, the Guarantors and the Subordinated Guarantor will apply the net proceeds from the sale of the Securities as set forth under “Use of Proceeds” in the Offering Memorandum.

(f)            Prior to the Closing Date, the Issuer, the Guarantors and the Subordinated Guarantor will furnish to the Initial Purchasers, as soon as they have been prepared in the ordinary course of business, a copy of any unaudited interim financial statements of Williams Scotsman International for any period subsequent to the period covered by the most recent financial statements appearing in the Offering Memorandum.

(g)           None of the Issuer, the Guarantors, the Subordinated Guarantor or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.

(h)           None of the Issuer, the Guarantors or the Subordinated Guarantor will, nor will the Issuer permit any of the Subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

(i)            For so long as any of the Securities remain outstanding, Williams Scotsman International will make available at its expense, upon request, to any holder of such Securities and any prospective purchasers thereof, the information specified in Rule 144A(d)(4) under the Act, unless Williams Scotsman International is then subject to Section 13 or 15(d) of the Exchange Act.

(j)            The Issuer, the Guarantors and the Subordinated Guarantor will use their commercially reasonable efforts to (i) permit the Securities to be designated for trading in the Private Offerings, Resales and Trading through Automated Linkages market (the “PORTAL Market”) of the NASD and (ii) permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

6.             Expenses. The Issuer agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing of documents with respect to the transactions contemplated hereby, including the Offering Memorandum, Final Memorandum and any amendment or supplement thereto, and any “Blue Sky” memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Issuer, (iv) preparation (including printing), issuance and delivery to the Initial Purchasers of the Securities, (v) the qualification of the Securities under state securities and “Blue Sky” laws, including filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto, (vi) expenses of the Issuer in connection with any meetings with the Issuer and prospective investors in the Securities, (vii) fees and expenses of the Trustee, including reasonable fees and expenses of its counsel, (viii) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL Market and (ix) any fees charged by investment rating agencies for the rating of the Securities. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Issuer, the Guarantors or the Subordinated Guarantor to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Issuer agrees to promptly reimburse the Initial Purchasers upon demand for all reasonable out-of-pocket expenses (including reasonable fees, disbursements and charges of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Securities.

7.             Conditions of the Initial Purchasers’ and the Issuer’s Obligations. (A)  The obligation of the Initial Purchasers to purchase and pay for the Securities shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date

(a)           On the Closing Date, the Initial Purchasers shall have received the opinions, dated as of the Closing Date and addressed to the Initial Purchasers, of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, (ii) Whiteford, Taylor & Preston L.L.P., (iii) Hillis, Clark, Martin & Peterson P.S., (iv) Blackwell, Sanders, Peper, Martin LLP, (v) Stites & Harbison PLLC, (vi) Davies Ward Phillips & Vineberg LLP and (vii) John Ross, the General Counsel of the Issuer, in each case in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

The opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP described in this Section may be limited to matters of New York, Federal and Delaware corporate law and shall be rendered to the Initial Purchasers at the request of the Issuer, the Guarantors and the Subordinated Guarantor and shall so state therein. The opinion of Whiteford, Taylor & Preston L.L.P. described in this Section may be limited to matters of Maryland corporate law and shall be rendered to the Initial Purchasers at the request of the Issuer, the Guarantors and the Subordinated Guarantor and shall so state therein. The opinion of Hillis, Clark, Martin & Peterson P.S. described in this Section may be limited to matters of Washington corporate law and shall be rendered to the Initial Purchasers at the request of the Issuer, the Guarantors and the Subordinated Guarantor and shall so state therein. The opinion of Blackwell, Sanders, Peper, Martin LLP described in this Section may be limited to matters of Missouri corporate law and shall be rendered to the Initial Purchasers at the request of the Issuer, the Guarantors and the Subordinated Guarantor and shall so state therein. The opinion of Stites & Harbison PLLC described in this Section may be limited to matters of Georgia corporate law and shall be rendered to the Initial Purchasers at the request of the Issuer, the Guarantors and the Subordinated Guarantor and shall so state therein. The opinion of

Davies Ward Phillips & Vineberg LLP described in this Section may be limited to matters of Ontario corporate law and federal Canadian corporate law and shall be rendered to the Initial Purchasers at the request of the Issuer, the Guarantors and the Subordinated Guarantor and shall so state therein.

References to the Offering Memorandum in any legal opinions delivered under this subsection (a) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date. In rendering such opinions, Paul, Weiss, Rifkind, Wharton & Garrison LLP, Whiteford, Taylor & Preston L.L.P., Hillis, Clark, Martin & Peterson P.S., Blackwell, Sanders Peper, Martin LLP, Stites & Harbison PLLC, Davies Ward Phillips & Vineberg LLP and the General Counsel may rely as to matters of fact to the extent such counsel deems proper, on certificates of responsible officers of the Issuer, the Guarantors and the Subordinated Guarantor and public officials which are furnished to the Initial Purchasers.

(b)           On the Closing Date, the Initial Purchasers shall have received the opinion, in form and substance reasonably satisfactory to the Initial Purchasers, dated as of the Closing Date and addressed to the Initial Purchasers, of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchasers may reasonably require. In rendering such opinion, Cahill Gordon & Reindel LLP shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

(c)           On the date hereof, the Initial Purchasers shall have received from the Independent Accountants a comfort letter dated the date hereof, in form and substance reasonably satisfactory to counsel for the Initial Purchasers with respect to the audited and any unaudited or pro forma financial information in the Preliminary Memorandum. On the Closing Date, the Initial Purchasers shall have received from the Independent Accountants a comfort letter dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Initial Purchasers, which shall extend to the financial information, if any, contained in the Final Memorandum and not contained in the Preliminary Memorandum.

(d)           The representations and warranties of the Issuer, the Guarantors and the Subordinated Guarantor contained in this Agreement shall be true and correct in all material respects on and as of the Time of Execution and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Issuer’s, the Guarantors’ and the Subordinated Guarantor’s officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct in all material respects on and as of the date made and on and as of the Closing Date; the Issuer, the Guarantors and the Subordinated Guarantor shall have performed in all material respects all covenants and agreements and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Offering Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

(e)           The sale of the Securities hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

(f)            Unless otherwise described in the Offering Memorandum, subsequent to the date of the most recent financial statements in the Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), none of the Issuer or any Subsidiary shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

(g)           The Initial Purchasers shall have received a certificate of the Issuer, dated the Closing Date, signed on behalf of the Issuer by its Chairman of the Board, President or Chief Executive Officer and any Vice President or the Chief Financial Officer on behalf of the Issuer, to the effect that:

(i)            The representations and warranties of the Issuer, the Guarantors and the Subordinated Guarantor contained in this Agreement are true and correct in all material respects on and as of the Time of Execution and on and as of the Closing Date, and the Issuer, the Guarantors and the Subordinated Guarantor have performed in all material respects all covenants and agreements and satisfied all conditions in all material respects on their part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii)           At the Closing Date, since the date hereof or since the date of the most recent financial statements in the Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

(iii)          The sale of the Securities hereunder has not been enjoined (temporarily or permanently).

(h)           On the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement executed by the Issuer, the Guarantors and the Subordinated Guarantor and such Agreement shall be in full force and effect at all times from and after the Closing Date.

All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers. The Issuer shall furnish to the Initial Purchasers such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchasers shall reasonably request.

(B)  The obligation of the Issuer to issue and sell the Securities shall, in its sole discretion, be subject to the satisfaction or waiver of the following condition on or prior to the Closing Date: each of the transactions contemplated to be performed or closed by the Issuer, the Guarantors or the Subordinated Guarantor pursuant to this Agreement and each of the other Operative Documents on or prior to the Closing Date shall have been performed or closed in accordance with the terms thereof without giving effect to any amendment, modification or supplement thereto or the waiver of any party rights or remedies with respect thereto (other than any amendment, modification, supplement or waiver to which the Issuer has agreed or consented).

8.             Offering of Securities; Restrictions on Transfer.

(a)           Each of the Initial Purchasers represents and warrants (as to itself only) that it is a “qualified institutional buyer” within the meaning of Rule 144A (a “QIB”). Each of the Initial Purchasers agrees with the Issuer that (i) it and each of its affiliates has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it and each of its affiliates has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons (“foreign purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption “Transfer Restrictions” contained in the Offering Memorandum.

(b)           Each of the Initial Purchasers represents and warrants with respect to offers and sales of securities by them outside the United States that (i) it and each of its affiliates has complied and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes any Offering Memorandum or any such other material, in all cases at its own expense; (ii) the Securities have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act; (iii) it and each of its affiliates has offered the Securities and will offer and sell the Securities (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither such Initial Purchaser nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and (iv) it agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution of the Securities at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date of the offering, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them in Regulation S.”

Terms used in this Section 8(b) and not defined in this Agreement have the meanings given to them in Regulation S.

(c)           Each of the Initial Purchasers represents and warrants (as to itself only) that the source of funds being used by it to acquire the Securities does not include the assets of any “employee benefit plan” (within the meaning of Section 3 of ERISA) or any “plan” (within the meaning of Section 4975 of the Code).

9.             Indemnification and Contribution. (a)  The Issuer, the Guarantors and the Subordinated Guarantor agree, jointly and severally, to indemnify and hold harmless the Initial Purchasers, their affiliates and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which any Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)            any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto or any application or other document, or any amendment or supplement thereto, executed by the Issuer or based upon written information furnished by or on behalf of the Issuer, the Guarantors or the Subordinated Guarantor filed in any jurisdiction in order to qualify the Securities under the securities or “Blue Sky” laws thereof or filed with any securities association or securities exchange (each an “Application”); or

(ii)           the omission or alleged omission to state, in any Memorandum or any amendment or supplement thereto or any Application, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, the Initial Purchasers, each such affiliate and each such controlling person for any reasonable legal or other reasonable expenses incurred by the Initial Purchasers, such affiliate or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Issuer, the Guarantors and the Subordinated Guarantor will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Issuer by the Initial Purchasers specifically for use therein; and provided, further, that the Issuer, the Guarantors and the Subordinated Guarantor will not be liable to any Initial Purchaser or any person controlling such Initial Purchaser with respect to any such untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Memorandum that is corrected in the Offering Memorandum if the person asserting any such loss, claim, damage or liability purchased Securities from such Initial Purchaser but was not sent or given a copy of the Offering Memorandum in any case where such delivery of the Offering Memorandum was required by the Act, unless such failure to deliver the Offering Memorandum was a result of noncompliance by the Company with Section 5 hereof. This indemnity agreement will be in addition to any liability that the Issuer, the Guarantors and the Subordinated Guarantor may otherwise have to the indemnified parties. The Issuer, the Guarantors and the Subordinated Guarantor shall not be liable under this Section 9 for any settlement of any claim or action effected without their prior written consent, which shall not be unreasonably withheld or delayed.

(b)           The Initial Purchasers agree, severally and not jointly, to indemnify and hold harmless the Issuer, the Guarantors and the Subordinated Guarantor, their respective directors, officers and each person, if any, who controls the Issuer, the Guarantors and the Subordinated Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Issuer, the Guarantors or the Subordinated Guarantor or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Offering Memorandum or any amendment or supplement thereto or any Application, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Offering Memorandum or any amendment or supplement thereto or any Application, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser, furnished to the Issuer by such Initial Purchaser specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other expenses incurred by the Issuer, the Guarantors or the Subordinated Guarantor or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties. The Initial Purchasers shall not be liable under this Section 9 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld or delayed.

The Issuer shall not, without the prior written consent of the Initial Purchasers (which shall not be reasonably withheld or delayed), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by any Initial Purchaser, unless such settlement (A) includes an unconditional written release of the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, from all liability on claims that are the subject matter of such proceeding and for where indemnity could be sought hereunder and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Initial Purchaser.

(c)           Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve the indemnifying party from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the reasonable expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 9 or the Issuer in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

(d)           In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuer, the Guarantors and the Subordinated Guarantor on the one hand and any Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Issuer bear to the total discounts and commissions received by such Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer, the Guarantors and the Subordinated Guarantor on the one hand, or such Initial Purchaser on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Issuer, the Guarantors, the Subordinated Guarantor and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d) each affiliate of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director of the Issuer, the Guarantors or the Subordinated Guarantor, each officer of the Issuer, the Guarantors or the Subordinated Guarantor and each person, if any, who controls the Issuer, the Guarantors or the Subordinated Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Issuer, the Guarantors and the Subordinated Guarantor.

10.           Survival Clause. The representations, warranties, agreements, covenants, indemnities and other statements of the Issuer, the Guarantors and the Subordinated Guarantor, their officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Issuer, the Guarantors and the Subordinated Guarantor, any of their officers or directors, the Initial Purchasers or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 7, 9 and 16 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

11.           Default of One or More of the Initial Purchasers.

(a)           If any Initial Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, the Initial Purchasers may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within forty-eight hours after such default by any Initial Purchaser the Initial Purchasers do not arrange for the purchase of such Securities, then the Issuer shall be entitled to a further period of forty-eight hours within which to procure another party or other parties satisfactory to the Initial Purchasers to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the Initial Purchasers notify the Issuer that they have so arranged for the purchase of such Securities, or the Issuer notifies the Initial Purchasers that it has so arranged for the purchase of such Securities, the Initial Purchasers or the Issuer shall have the right to postpone the Closing Date for a period of not more than seven business days, in order to effect whatever changes may thereby be made necessary in the Offering Memorandum, or in any other documents or arrangements, and the Issuer agrees to prepare promptly any amendments to the Offering Memorandum which in the Initial Purchasers’ opinion may thereby be made necessary. The term “Initial Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the Initial Purchasers and the Issuer as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then the Issuer shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities which such Initial Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Initial Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

(c)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the Initial Purchasers and the Issuer as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, or if the Issuer shall not exercise the right described in subsection (b) above to require non-defaulting Initial Purchasers to purchase Securities of a defaulting Initial Purchaser or Initial Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Initial Purchaser or the Issuer, except for the expenses to be borne by the Issuer and the Initial Purchasers as provided in Section 6 hereof and the indemnification and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

12.           Termination.

(a)           This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Issuer given prior to the Closing Date in the event that the Issuer, the Guarantors or the Subordinated Guarantor shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

(i)            either the Issuer, the Guarantors or the Subordinated Guarantor shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the reasonable judgment of the Initial Purchasers, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchasers, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of any of the Issuer or any Subsidiary), except in each case as described in the Offering Memorandum (exclusive of any amendment or supplement thereto);

(ii)           trading in securities generally on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market;

(iii)          a banking moratorium shall have been declared by New York or United States authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States;

(iv)          there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Offering Memorandum; or

(v)           any securities of the Issuer shall have been downgraded or placed on any “watch list” for possible downgrading by any nationally recognized statistical rating organization.

(b)           Termination of this Agreement pursuant to this Section 12 shall be without liability of any party to any other party except as provided in Section 11 hereof.

13.           Information Supplied by the Initial Purchasers. The statements set forth in the last paragraph on the front cover page (as such paragraph is supplemented by the Pricing Supplement), the third sentence of the third paragraph, the third sentence of the fifth paragraph and the sixth paragraph under the heading “Private Placement” in the Offering Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Issuer for the purposes of Sections 2(a) and 9 hereof.

14.           Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention:  Corporate Finance Department, with a copy to Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, Attention:  William M. Hartnett; if sent to the Issuer, the Guarantors or the Subordinated Guarantor, shall be mailed or delivered to the Issuer at 8211 Town Center Drive, Baltimore, Maryland 21236, Attention:  John B. Ross, with a copy to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, Attention:  John C. Kennedy.

All such notices and communications shall be deemed to have been duly given:  when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

15.           Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuer, the Guarantors and the Subordinated Guarantor, if any, and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Issuer, the Guarantors and the Subordinated Guarantor, if any, contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Issuer, the Guarantors and the Subordinated Guarantor, if any, their respective officers and any person or persons who control the Issuer within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Initial Purchasers will be deemed a successor because of such purchase.

16.           APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

17.           No Advisory or Fiduciary Responsibility. Each of the Issuer, the Guarantors and the Subordinated Guarantor acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Issuer, the Guarantors and the Subordinated Guarantor, on the one hand, and the Initial Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Initial Purchaser is acting solely as a principal and not the agent or fiduciary of the Issuer, the Guarantors or the Subordinated Guarantor, (iii) no Initial Purchaser has assumed an advisory or fiduciary responsibility in favor of the Issuer, the Guarantors or the Subordinated Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Issuer, the Guarantors or the Subordinated Guarantor on other matters) or any other obligation to the Issuer, the Guarantors or the Subordinated Guarantor except the obligations expressly set forth in this Agreement and (iv) the Issuer, the Guarantors and the Subordinated Guarantor have consulted their own legal and financial advisors to the extent it deemed appropriate. Each of the Issuer, the Guarantors and the Subordinated Guarantor agrees that it will not claim that any Initial Purchaser has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Issuer, the Guarantors or the Subordinated Guarantors in connection with the purchase and sale of Securities or the process leading thereto.

18.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Issuer, the Guarantors and the Subordinated Guarantor and the Initial Purchasers.

Very truly yours,

WILLIAMS SCOTSMAN, INC.

By:	/s/ John B. Ross
	Name:	John B. Ross
	Title:	Secretary

WILLIAMS SCOTSMAN OF CANADA, INC.

By:	/s/ John B. Ross
	Name:	John B. Ross
	Title:	Secretary

WILLIAMS SCOTSMAN INTERNATIONAL, INC.

By:	/s/ John B. Ross
	Name:	John B. Ross
	Title:	Secretary

EVERGREEN MOBILE COMPANY

By:	/s/ John B. Ross
	Name:	John B. Ross
	Title:	Secretary

SPACE MASTER INTERNATIONAL, INC.

By:	/s/ John B. Ross
	Name:	John B. Ross
	Title:	Secretary

TRUCK & TRAILER SALES, INC.

By:	/s/ John B. Ross
	Name:	John B. Ross
	Title:	Secretary

WILLSCOT EQUIPMENT, LLC

By:	/s/ John B. Ross
	Name:	John B. Ross
	Title:	Secretary

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC.
BANC OF AMERICA SECURITIES LLC

LEHMAN BROTHERS INC.

By: Deutsche Bank Securities Inc.

By:	/s/ Michael Hill
Name: Michael Hill
Title: Managing Director

By:	/s/ John C. Cushman
Name: John C. Cushman
Title: Managing Director